UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 19, 2013

China Health Resource, Inc.

(Exact Name of Registrant as Specified in its Charter)

000-50029
(Commission file number)

CHINA HEALTH RESOURCE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	73-1629948
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

343 Sui Zhou Zhong Road
Suining, Sichuan Province, P.R. China	629000
(Address of principal executive offices)	(zip code)

+(86-825) 239-1788
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 19, 2013, the Board of Directors of China Health Resource Inc. (the “Company”) approved a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investor (the “Investor”) pursuant to which we issued the Investor an aggregate of 50,000,000 shares (the “Investor Shares”) of our common stock, par value $0.007 per share (“Common Stock”) in exchange for aggregate consideration of $350,000 (the “Private Placement”). The Company entered the Securities Purchase Agreement with the Investor on June 19, 2013.

The Securities Purchase Agreement allows for the sale of up to $350,000 of shares of Common Stock in one closing until July 19, 2013. The Securities Purchase Agreement contains representations, warranties and covenants of the Investors and us that are typical for transactions of this type.

The Investor Shares issued to the Investors were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) and Regulation S under the Securities Act. Each Investor was an accredited investor (as defined by Rule 501 under the Securities Act) and a non-U.S. persons, as defined in Rule 902(k) of Regulation S at the time of such Investor’s respective Private Placement. In addition, the Company’s shares will be issued without registration under Section 5 of the Securities Act in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Specifically, (1) the Company had determined that the Investor was knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Investor Shares; (2) the Investor had advised the Company that the Investor was able to bear the economic risk of purchasing the Company’s common stock; (3) the Company had provided the Investor with access to the type of information normally provided in a prospectus; and (4) the Company did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

The foregoing summaries of the Securities Purchase Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of June 19, 2013, by and among China Health Resource, Inc. and certain purchaser set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH RESOURCE, INC.

Dated: June 25, 2013	By:	/s/ Jiayin Wang
Name: Jiayin Wang
Title: Chief Executive Officer